UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-408 Phoenix, Arizona	85044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On September 2, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) of GlyEco, Inc., a Nevada corporation (the “Company”), approved the dismissal of Semple, Marchal & Cooper, LLP (“SMC”) as its independent registered public accounting firm, effective September 2, 2015.

During the Company’s two most recent fiscal years ended December 31, 2014, and December 31, 2013, and through September 2, 2015, the Company has not had any disagreement with SMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to SMC’s satisfaction, would have caused SMC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. With the exception of a material weakness related to our internal control over financial reporting, during the Company’s two most recent fiscal years ended December 31, 2014, and December 31, 2013, and through September 2, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. SMC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014, and December 31, 2013, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except each report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

The Company provided SMC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that SMC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of SMC’s letter, dated September 8, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On September 2, 2015, the Audit Committee approved the appointment of KMJ Corbin & Company LLP (“KMJ”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2015.

In connection with the Company’s appointment of KMJ as the Company’s independent registered public accounting firm, during the Company’s two most recent fiscal years and the subsequent interim period preceding KMJ’s appointment, the Company has not consulted KMJ on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KMJ to the Company that KMJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:

16.1	Letter from Semple, Marchal & Cooper, LLP, dated September 8, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: September 8, 2015	By:	/s/ David Ide
David Ide Chief Executive Officer and President (Principal Executive Officer)